UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2008

AMPEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20292	13-3667696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1228 Douglas Avenue

Redwood City, California 94063-3117

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (650) 367-2011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 8.01	Other Events.

On February 7, 2008, Ampex Corporation (“Ampex” or the “Company”) announced that on February 7, 2008 the U.S. Court of Appeals for the Federal Circuit affirmed the decision of the U.S. District Court for the District of Delaware granting the Eastman Kodak Company’s motion for summary judgment of non-infringement of one of Ampex’s patents used in digital still cameras. This patent previously expired in April 2006, and the Company does not expect this decision to have a material impact on future licensing revenues.

A copy of the Company’s press release is attached as an Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Ampex Corporation dated February 7, 2008.

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPEX CORPORATION

By:	/s/ Joel D. Talcott
Name: Joel D. Talcott
Title: Secretary

Date: February 8, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Press Release of Ampex Corporation dated February 7, 2008.

*	Filed herewith.